EXHIBIT 99.1


              CERTIFICATION PURSUANT TO 18 U.S.C., 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-QSB of ITS Network, Inc. (the "Company") for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, and the President and principal financial officer of the Company, hereby certify, pursuant to 18 U.S.C., 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of ITS Network, Inc.



Dated:  May  20,  2003



                                 By:  /s/  Gustavo  Gomez
                                      ------------------------------------------
                                     Gustavo  Gomez
                                     President  and  Principal  Financial  and
                                     Accounting  Officer